UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

(330) 856-2443

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Condition.

On November 6, 2014, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the third quarter ended September 30, 2014.  A copy of the press release is attached hereto as Exhibit 99.1. On November 6, 2014, members of the Company’s management held a third quarter 2014 earnings conference call discussing financial results and the presentation furnished herewith as Exhibit 99.2, accompanied management’s comments.

The press release contains certain non-GAAP financial measures including (i) Adjusted Net Income attributable to Stoneridge, Inc. (“Adjusted Net Income”) and (ii) Adjusted Earnings per Share from Continuing Operations attributable to Stoneridge, Inc. (“Adjusted EPS”). Management believes that presentation of the non-GAAP financial measures used in the press release are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Net Income and Adjusted EPS facilitates a period to period comparison of operating results by excluding unusual items in the third quarter of 2014 related to the sale of the Company’s Wiring business, costs associated with the Company’s debt refinancing and the completion of the “step two” PST goodwill impairment analysis. These non-GAAP measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Net Income and Adjusted EPS should not be considered a substitute for net income (loss) or earnings (loss) per share prepared in accordance with GAAP.

ITEM 7.01     Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated November 6, 2014, announcing results for the third quarter ended September 30, 2014.

99.2	Third quarter 2014 conference call presentation dated November 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: November 6, 2014	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

99.1	Press release dated November 6, 2014, announcing results for the third quarter ended September 30, 2014.

99.2	Third quarter 2014 conference call presentation dated November 6, 2014.